Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Timing of Equity Grants.

The Company did not grant any stock options or similar option-like instruments during 2024 to any of our named executive officers. Our policy is to not grant stock options or similar awards in anticipation of the release of material non-public information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and not time the public release of such information based on the grant dates of stock options option or similar awards. In addition, our Board of Directors and Compensation Committee do not take material non-public information into account when determining the terms of stock options or similar awards.

Award Timing MNPI Considered	false